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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 19, 2001




                                   AKSYS, LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                      0-28290               36-3890205
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


                               Two Marriott Drive
                             Lincolnshire, IL 60069
          (Address of Principal Executive Offices, including Zip Code)


                                 (847) 229-2020
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

Private Placement
-----------------

         We have received gross proceeds of $10.38 million through the private placement of our securities. Pursuant to a Securities Purchase Agreement dated as of December 14, 2001 with several institutional investors (the "Investors"), we sold (i) an aggregate of 3,195,230 shares (the "Shares") of our common stock and (ii) stock purchase warrants giving the Investors the right to acquire an aggregate of 584,728 shares of our common stock (the "Investor Warrants") at an exercise price of $3.25 per share (the "Financing").

         U.S. Bancorp Piper Jaffray ("Piper") served as placement agent in connection with the Financing. As consideration for its services, Piper received a cash placement fee and was issued stock purchase warrants to acquire an aggregate of 159,762 shares of common stock at $4.90 per share (the "Piper Warrants").

         Pursuant to a separate Registration Rights Agreement with each of Piper and the Investors, the company has agreed to file with the Securities and Exchange Commission registration statements covering the resale of the shares of common stock issued in the Financing and issuable upon exercise of the respective warrants.

         The terms of the Financing are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.1. The terms of the Investor Warrants are more fully set forth in the form of Stock Purchase Warrant attached here to as Exhibit 10.2 and the terms of the Piper Warrants are more fully set forth in the Stock Purchase Warrant attached hereto as Exhibit 10.3.

FDA Update
----------

        On December 10, 2001, we received a response from the FDA on our 510(k) submission with respect to the PHD System, requesting additional information on such system. We are in the process of preparing a response to those requests, and intend to submit the additional information in the near future.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         10.1 Securities Purchase Agreement, dated as of December 14, 2001, by and among Aksys, Ltd. and each of the Investors.

         10.2 Form of Stock Purchase Warrant, dated as of December 19, 2001, by Aksys, Ltd. in favor of each of the Investors.

         10.3 Stock Purchase Warrant, dated as of December 19, 2001, by Aksys, Ltd. in favor of U.S. Bancorp Piper Jaffray.

         10.4 Registration Rights Agreement, dated as of December 19, 2001, by and among Aksys, Ltd. and each of the Investors.

         10.5 Registration Rights Agreement, dated as of December 19, 2001, by and among Aksys, Ltd. and U.S. Bancorp Piper Jaffray.

         99.1     Press Release dated December 20, 2001.

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                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 21, 2001.

                                                  AKSYS, LTD.


                                                  /s/ Steven A. Bourne
                                                  --------------------------
                                                  By:   Steven A. Bourne
                                                  Its:  Controller


Dated: December 21, 2001